UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): April 1, 2015

PRIMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Primerica Parkway Duluth, Georgia 30099
(Address of Principal Executive Offices)

(770) 381-1000
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 1, 2015, in connection with Chief Executive Officer succession, the Company’s Board of Directors amended the Company’s Amended and Restated Bylaws to (i) remove all references to “Co-Chief Executive Officers”; (ii) remove the requirement that the Chairman be a Co-Chief Executive Officer of the Company; and (iii) add language providing that the Chairman of the Board and the Lead Director shall be appointed by the Board of Directors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
3.2	Amended and Restated Bylaws of Primerica, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2015		PRIMERICA, INC.

	By:	/s/ Peter W. Schneider
Peter W. Schneider
President

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Primerica, Inc.